                                   UAM Funds

                                   Prospectus

                                   August 24, 1998, as revised

                                   December 1, 1998

     ------------------------------
     DSI Small Cap Value Portfolio
--------------------------------------------------------------------------------
                          Institutional Class Shares






                                                                   UAM
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Fund Expenses...............................................................   3
Prospectus Summary..........................................................   5
Risk Factors................................................................   6
Investment Objectives.......................................................   7
Investment Policies.........................................................   7
Other Investment Policies...................................................   8
Investment Limitations......................................................  12
Purchase of Shares..........................................................  13
Redemption of Shares........................................................  16
Shareholder Services........................................................  19
Valuation of Shares.........................................................  20
Performance Calculations....................................................  21
Dividends, Capital Gains Distributions and Taxes............................  22
Investment Adviser..........................................................  23
Adviser's Historical Performance............................................  26
Administrative Services.....................................................  27
Distributor.................................................................  27
Portfolio Transactions......................................................  28
General Information.........................................................  28
UAM Funds -- Institutional Class Shares.....................................  30

UAM FUNDS                                         DSI SMALL CAP VALUE PORTFOLIO

                                INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

          PROSPECTUS --AUGUST 24, 1998, AS REVISED NOVEMBER 25, 1998

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The DSI Small Cap Value Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Dewey Square Invest-ors Corporation.

  DSI SMALL CAP VALUE PORTFOLIO. The objective of the DSI Small Cap Value Portfolio (the "Portfolio") is to provide maximum capital appreciation consis-tent with reasonable risk to principal by investing in primarily smaller capi-talized companies.

  There can be no assurance the Portfolio will achieve its stated objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" (SAI) containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated August 24, 1998, as revised November 25, 1998 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at 1-800-638-7983.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED
    UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. The Fund does not charge transaction expenses. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                   DSI SMALL CAP
                                                                       VALUE
                                                                     PORTFOLIO
                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
   Sales Load Imposed on Purchases................................     NONE
   Sales Load Imposed on Reinvested Dividends.....................     NONE
   Deferred Sales Load............................................     NONE
   Redemption Fees................................................     NONE
   Exchange Fees..................................................     NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                   DSI SMALL CAP
                                                                       VALUE
                                                                     PORTFOLIO
                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
   Investment Advisory Fees (after fee waiver)....................     0.75%
   12b 1 Fees.....................................................     NONE
   Other Expenses.................................................     0.35%
   Administrative Fees............................................     0.20%
                                                                       ----
   Total Operating Expenses (after fee waiver):...................     1.30%*
                                                                       ====

-----------
* The Adviser has voluntarily agreed to waive a portion of its advisory fees. Absent the Adviser's fee waiver, Investment Advisory fees would be 0.85% and total operating expenses would be 1.40%.

  The table above shows various fees and expenses and investor would bear di-rectly or indirectly. The expenses and fees set forth above for the Portfo-lio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily assets will be $25 million.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the ta-ble above, the Portfolio charges no redemption fee of any kind.

                                                                1 YEAR 3 YEARS
                                                                ------ -------
   DSI Small Cap Value Portfolio Institutional Class Shares....  $13     $41

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Dewey Square Investors Corporation (the "Adviser"), an investment counseling firm founded in 1989, serves as investment adviser to the Fund's five DSI Portfolios, including the DSI Small Cap Value Portfolio. The Adviser was formed as the successor to the business of The Dewey Square Investors Division of The First National Bank of Boston, which division was established in 1984. The Adviser presently manages over $3.4 billion in assets for institutional clients and high net worth individuals. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES
  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. Shares of the Portfolio may be exchanged for shares of the same class of any other portfolio of the UAM Funds. (See "REDEMPTION OF SHARES" and "EX-CHANGE PRIVILEGE.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of a Portfolio's shares can be expected to fluctuate in response to changes in market and economic conditions, as well as the financial condi-tions and prospects of the issuers in which a Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest a por-tion of its assets in derivatives including futures contracts and options (See "FUTURES CONTRACTS AND OPTIONS"); (2) The Portfolio invests primarily in small and medium capitalization companies, some of which may be foreign based, which may exhibit greater volatility than common stock of companies which have larger market capitalization (See "INVESTMENT POLICIES" and "FOREIGN INVEST-MENTS"); (3) In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. High rates of portfolio turnover may result in additional transaction costs and the realization of capital gains (See "OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER"); (4) In addition, the Portfolio may use vari-ous investment practices, including investing in repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of se-curities. (See "OTHER INVESTMENT POLICIES.")

                             INVESTMENT OBJECTIVES

  The objective of the Portfolio is to provide maximum capital appreciation consistent with reasonable risk to principal by investing in primarily smaller capitalized companies. Using a value approach to stock selection, normally the Adviser intends to pursue this objective by investing at least 65% of the Portfolio's assets in equity securities of companies whose market capitaliza-tion falls within the Russell 2000 Index. As of October 31, 1998, the Russell 2000 Index was comprised of companies with market capitalizations from $10 million to $2.3 billion.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  Normally, the Portfolio seeks to achieve its objective by investing at least 65% of the Portfolio's assets in equity securities of companies whose market capitalization falls within the range of the Russell 2000 Index. The equity securities in the Portfolio will consist of common stock and securities con-vertible into common stock, including convertible preferred stocks and/or con-vertible bonds.

  The bottom-up selection process for the portfolio focuses upon stocks of statistically undervalued yet sound companies that are likely to show improv-ing fundamental prospects with an identifiable catalyst for change, which may include any of the following: improving fundamentals; a new product; new man-agement; industry or company restructuring; a strategic acquisition; regula-tory changes, etc.The Adviser uses quantitative screening parameters such as relative price/ earnings ratio, relative dividend yield, relative price to book ratio, debt adjusted price to sales and other financial ratios to iden-tify potentially undervalued securities. These securities are also screened by "earnings per share" revisions, which measure the change in earnings estimates expectations. The list is also narrowed by the use of fundamental security analysis which may include on-site visits, outside research and analytical judgment.

  The Adviser expects that a majority of the investments in the Portfolio will be in U.S. based companies; however, shares of non-U.S. based companies may be purchased if they meet the Portfolio's selection criteria. Under normal cir-cumstances, investments in foreign-based companies will comprise no more than 20% of the Portfolio's assets.

  The Adviser expects the cash reserves will represent a relatively small per-centage of the Portfolio's assets (no more than 20% under most circumstances). In unusual circumstances, or for temporary purposes when market or economic conditions may warrant, the Portfolio may invest all or a portion of its as-sets in short term investments, cash, or cash equivalents. When the Portfolio is in a defensive position, it may not be pursuing its investment objective.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Ratings Services or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Port-folio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful moni-toring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repur-chase agreements on a joint basis. By entering into joint repurchase agree-ments, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement (See "SHORT TERM IN-VESTMENTS").

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its total assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered by the Adviser in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate ac-count of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made al-though the Portfolio may earn income on securities it has deposited in a seg-regated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Under normal circumstances, the maximum projected turnover rate is expected to be no more than 150%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.) The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since securities of foreign companies are normally denominated in foreign cur-rencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries. Additionally, there may be difficulty in obtaining and enforcing judg-ments against foreign issuers.

FUTURES CONTRACTS AND OPTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. The Portfolio will engage in futures and options transactions for hedging purposes only, and not for speculative purposes.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that the Portfo-lio will be unable to close out a futures position or options contract will be minimized only by entering into futures contracts or options transactions traded on national exchanges and for which there appears to be a liquid sec-ondary market.

RESTRICTED SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. Prices realized from sales of these secu-rities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Directors may change such policies without an affirmative vote of a "majority of the out-standing voting securities of a Portfolio," as defined in the 1940 Act.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except (i) by purchasing bonds, debentures or similar obli-gations which are publicly distributed, (including repurchase agree-ments provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the Portfolio's net assets), and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC there-under;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are non-fundamental and may be changed without shareholder approval. Except for limitations (a), (b), (d),
(e) and

(f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Directors upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund or the designated Serv-ice Agent. (See "VALUATION OF SHARES.") The minimum initial investment re-quired is $2,500. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent may enter confirmed purchase or redemp-tion orders on behalf of clients and customers, with payment to follow no later than the Portfolio's pricing on the following business day. If payment is not received by The UAM Funds Service Center by such time, the Service Agent could be held liable for resulting fees or losses. The Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at the Portfolio's net asset value next computed after they are ac-cepted by the Service Agent or its authorized designee. Service Agents are re-sponsible to their customers and the Fund for timely transmission of all sub-scription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to "UAM Funds" to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                                P.O. Box 419081
                          Kansas City, MO 64141-6081

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. The Fund will not accept third-party checks to purchase shares of the Portfolio. If you purchase shares by check, please be sure that your check is made pay-able to "UAM Funds."

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. The call must be received prior to the close of regu-lar trading on the NYSE (generally 4:00 PM Eastern Time) to receive that day's price. An account number and a wire control number will then be provided to you, in addition to wiring instructions. Next,

  . Instruct your bank to wire the specified amount to the address below:

                             United Missouri Bank
                                ABA #101000695
                                   UAM Funds
                             DDA Acct. #9870964163
                          Ref: Portfolio Name
                                             -------------
                          Your Account Number
                                             -------------
                           Your Account Name
                                            --------------
                          Wire Control Number
                                             -------------

                    (assigned by UAM Funds Service Center)

  . Forward a completed Application to the Fund at the address shown on the form.

  . To be sure that a bank wire order is received on the same day it is sent, and investors bank should wire funds as early in the day as possi-ble. The bank sending funds may charge for this service. The Fund's agent reserves the right to charge investors for receipt of wired funds, but no charge is currently imposed for this service. It is necessary to obtain a new wire control number every time money is wired into an ac-count in the Portfolio. Wire control numbers are effective for one transaction only and cannot be used more than once. Wired money that is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the United Missouri Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

PURCHASE BY ACH
  If you have made this election, shares of the Portfolio may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be estab-lished on your account at least 15 days prior to your initiating an ACH trans-action. (See "SHAREHOLDER SERVICES -- AUTOMATIC INVESTMENT PLAN.")

OTHER PURCHASE INFORMATION
  Investments received by the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of manage-ment, such suspension or rejection is in the best interests of the Fund. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market move-ments. A pattern of frequent purchases can be disruptive to efficient portfolio management and, consequent-ly, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may reject in whole or part any purchase request with respect to such investor's account. Such investor also may be barred from purchasing other Portfolios of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for frac-tional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and UAM Funds Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or UAM Funds Service Center may be liable for any losses due to unauthorized or fraudulent telephone in-structions if the Fund or UAM Funds Service Center do not employ the proce-dures described above. Neither the Fund nor the UAM Funds Service Center will be responsible for any loss, liability, cost or expense for following instruc-tions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  The Fund ordinarily will make payment for all shares redeemed with in seven days after receipt by the UAM Funds Service Center or a redemption request in proper form. Although the Fund will redeem shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a pe-riod of up to fifteen days after their purchase, pending determination that the check has cleared. Investors should consider purchasing shares using a certified or bank check or money order if they anticipate an immediate need for redemption proceeds. The Fund may suspend the right of redemption or post-pone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Directors determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

  The Portfolio reserves the right to liquidate any account that is below fifty percent of the required minimum initial investment amount for the Port-folio as set forth in the Prospectus, where the reduction in value has oc-curred due to a redemption or exchange out of the account. If at any time your total investment does not have a value of at least fifty percent of the re-quired minimum initial investment amount, you may be notified that the value of your account is below the Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Retirement accounts and certain other accounts will not be subject to automatic liquidation.

Reductions in value that result solely from market activity will not trigger an involuntary redemption.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. See the list of Portfo-lios of the UAM Funds at the end of this Prospectus. Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed as of the close of business on the same day. Requests received after the close of regular trading on the NYSE (generally 4 p.m. Eastern Time) will be processed on the next business day. The Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. If the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior no-tice may reject in whole or part any exchange request, with respect to such investor's account. Such investors also may be barred from exchanging into other Portfolios of the Fund. For additional information regarding responsi-bility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE." An exchange into another UAM Funds portfolio is a sale of shares and may result in a gain or loss for income tax purposes.

AUTOMATIC INVESTMENT PLAN
  An Automatic Investment Plan permits shareholders of a Portfolio with a min-imum value of $2,500 or more to purchase shares automatically (minimum of $100 per transaction) at regular intervals selected by the shareholder. Provided the shareholder's bank or other financial institution allows automatic with-drawals, shares are purchased by transferring funds via the Automated Clearing House ("ACH"). Investment made through ACH will be automatically transferred from a shareholder's checking, bank money market or NOW account designated by the shareholder. Such withdrawals are made electronically, if the shareholder's bank or financial institution so permits, or by pre-authorized checks or drafts drawn on the shareholder's bank or other account. The bank or financial institution must be a member of ACH. At the shareholder's option, the account designated will be debited in the specified amount, and shares will be pur-chased monthly or quarterly.

  To establish an Automatic Investment Plan, a shareholder must complete the Optional Services Form available from the UAM Funds Service Center by calling the number on the cover of this prospectus. A shareholder may cancel his/her participation or change the amount of purchase at any time by mailing written notification to UAM Funds Service Center, P.O. Box 419081, Kansas City, MO 64141-6081. Notification generally will be effective three business days fol-lowing receipt. The Fund may modify or terminate this privilege at any time, or may charge a service fee, although no such fee currently is contemplated.

SYSTEMATIC WITHDRAWAL PLAN
  Any shareholder whose account balance totals at least $10,000 may establish a Systematic Withdrawal Plan under which an amount pre-determined by the shareholder (but at least $100) is automatically redeemed from the sharehold-er's account either monthly or quarterly. A shareholder may participate in the Systematic Withdrawal Plan by using ACH. Redemption made through ACH will be automatically transferred to the shareholder's bank or other similar financial institution account or a properly designated third party. The bank or finan-cial institution must be a member of ACH. Redemptions ordinarily are made on the third business day of the month and payments ordinarily will be transmit-ted within five business days after the redemption date. Because the prices of Fund shares fluctuate, the number of shares redeemed to finance systematic withdrawal payments or a given amount will vary from payment to payment. If a shareholder owns shares in more than one Portfolio, the shareholder must des-ignate the Portfolio from which the redemptions under a Systematic Withdrawal Plan should be made. An additional sheet may be attached to the Optional Serv-ices Form if a shareholder selects more than one Portfolio. A Systematic With-drawal Plan may be terminated or suspended at any time by the Fund. A share-holder may elect at any time, in writing, to terminate participation in the Systematic Withdrawal Plan. Such written election must be sent to an received by the Fund before a termination becomes effective. There is currently no charge to the shareholder for a Systematic Withdrawal Plan.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November or December to shareholders of rec-ord in such a month and paid in January of the following year will be deemed to have been paid by the Fund and received by the shareholders on December 31.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Dewey Square Investors Corporation, a Delaware corporation formed in 1989 as the successor to the business of the Dewey Square Investors Division of the First National Bank of Boston (which division was established in 1984), is lo-cated at One Financial Center, Boston, MA 02111. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation, a holding company, and pro-vides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals. As of the date of this prospectus, the Adviser has over $3.4 bil-lion in assets under management.

  The investment professionals of the Adviser who are primarily responsible for the day-to-day operations of the Portfolio and a description of their business experience during the past five years are as follows:

  RONALD L. MCCULLOUGH, CFA, MANAGING DIRECTOR--EQUITY, is part of the team that founded Dewey Square in 1984, and has been the Managing Director--Equity since 1988. He is the senior equity strategist and is responsible for all eq-uity investments. He has 29 years of investment experience. Prior to joining Dewey Square, Mr. McCullough was Senior Portfolio Manager and a member of the Trust Investment Committee at Bank of Boston's Institutional Investment Divi-sion. He has a BA from Harvard College and is a member of the Boston Security Analysts Society and the Institute of Chartered Financial Analysts (CFA). Mr. McCullough has co-managed the equity portion of the DSI Balanced Portfolio since its inception with Ms. Dewitz, co-managed the DSI Disciplined Value Portfolio since its inception with Mr. Stephenson, and co-manages the DSI Small Cap Value Portfolio with Mr. Stephenson and Mr. Glovsky.

  ROBERT S. STEPHENSON, CPA, SENIOR PORTFOLIO MANAGER, EQUITY, has 25 years experience in the investment business and joined Dewey Square in 1991. He was most recently at The Putnam Management Company from 1978 through 1990 where he managed the Putnam Option Trust. He graduated from Rochester Institute of Technology with a BS and earned an MBA from Columbia University. Mr. Stephen-son has co-managed the DSI Disciplined Value Portfolio since 1993 with Mr. McCullough and co-manages the DSI Small Cap Value Portfolio with Mr. McCullough and Mr. Glovsky.

  CHARLES GLOVSKY, CFA, SENIOR PORTFOLIO MANAGER, EQUITY, joined Dewey Square in 1998. Most recently, he was Managing Partner of Glovsky-Brown Capital Man-agement, a firm he co-founded that specialized in small and mid-capitalization stocks. Prior to that position, he spent nine years as a portfolio manager and Senior Vice President at State Street Research where he was responsible for that firm's small cap stock portfolios. He has also worked as an analyst for Alex Brown & Sons and Eppler, Guerin, & Turner. He received a B.A. degree from Dartmouth College in 1975 and an M.B.A. from Stanford University. He has 19 years of investment experience and is a member of the Boston Security Analysts Society. Mr. Glovsky co-manages the DSI Small Cap Value Portfolio with Mr. McCullough and Mr. Stephenson.

  Additional members of Dewey Square's team of professionals are:

  PETER M. WHITMAN, JR., PRESIDENT & CHIEF INVESTMENT OFFICER, is part of the team that founded Dewey Square in 1984. He was appointed President in 1988 and was previously Managing Director of Fixed Income, a position he held for seven years. Prior to the formation of Dewey Square, he served as Head of Fixed In-come for the Bank of Boston's Institutional Investment Division. He joined the Bank of Boston in 1971 as a Credit Analyst and was appointed head of Fixed In-come Research in 1975. He has 29 years of investment experience. Mr. Whitman holds a BA from Harvard College and an MBA from the New York University Gradu-ate School of Business. Mr. Whitman also serves as a Director of the UAM Funds, which are mutual funds managed by various UAM affiliates. He is a mem-ber and former Director of the Boston Security Analysts Society and a member and former President of the Boston Economic Club.

  EVA S. DEWITZ, SENIOR PORTFOLIO MANAGER, EQUITY, is part of the team that founded Dewey Square in 1984. Prior to the formation of Dewey Square, she was a Portfolio Manager and Research Analyst for the Bank of Boston's Institu-tional Investment Division, which she joined in 1970. She has 27 years of in-vestment experience. Ms. Dewitz is a member of the Boston Security Analysts Society. She holds a BA from Smith College and an MBA from Northeastern Uni-versity. Ms. Dewitz has co-managed the equity portion of the DSI Balanced Portfolio since its inception with Mr. McCullough.

  ROBERT P. CLANCY, SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1994. Prior to that, he was a Vice President at Standish, Ayer & Wood responsible for the management of institutional bond portfolios, syn-thetic GIC's and quantitative research. Previously, he worked as a Vice Presi-dent at First Boston Company working primarily with insurance company and structured bond portfolios. Prior to that, Mr. Clancy worked for State Street Bank and John Hancock Mutual Life Insurance Company. He has 18 years of in-vestment experience and is a Fellow of the Society of Actuaries and a recipi-ent of the Halmstad Prize for his research paper on options on bonds. Mr. Clancy holds a BS from Brown University. Mr. Clancy has co-managed the fixed income portion of the DSI Balanced Portfolio with Mr. Thompson since its in-ception.

  FREDERICK C. MELTZER, PH.D. SENIOR PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1995 as a Senior Portfolio Manager responsible for Fixed In-come Products. Prior to that he was Managing Director of Fixed Income at World Asset Management from April 1994 to March 1995. He held positions as Senior Manager of Fixed Income at PanAgora Asset Management from January 1990 to April 1994 and, prior to that, Senior Fixed Income Portfolio Manager at The Boston Company. He has also held positions as Director of Research for the Farm Credit Banks Funding Corporation, Fixed Income Strategist at Chase In-vestors, and a staff economist at the Federal Reserve Bank of New York. He has 23 years of investment experience. Mr. Meltzer holds a MA in Economics from John Hopkins University and a Ph.D. in Economics from the University of Vir-ginia. Mr. Meltzer has co-managed the DSI Limited Maturity Bond Portfolio and the DSI Money Market Portfolio since 1997 with Mr. Thompson.

  DAVID J. THOMPSON, CFA, PORTFOLIO MANAGER, FIXED INCOME, joined Dewey Square in 1997. Prior to joining DSI, Mr. Thompson was a member of Lord Abbett & Company's High Grade Fixed Income Department from March 1993 until he joined Dewey Square. In his role as a Fixed Income Manager at Lord Abbett & Company, Mr. Thompson was responsible for managing $800 million of assets for a variety of institutional clients including a 2(a)7 money market mutual fund. Earlier in his career, Mr. Thompson spent three years at Brown Brothers Harriman & Company as an Assistant Portfolio Manager in the Global Fixed Income Depart-ment. Mr. Thompson has seven years of investment experience. Mr. Thompson earned a B.S. degree in finance and economics from Manhattan College and earned his CFA in 1995. Mr. Thompson has co-managed the DSI Money Market Port-folio and the DSI Limited Maturity Bond Portfolio since 1997 with Mr. Meltzer as well as the fixed income portion of the DSI Balanced Portfolio with Mr. Clancy since its inception.

  Under an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, dated as of August 24, 1998, the Adviser manages the investment and re-investment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolio, and is subject to the control and supervision of the Fund's Board of Directors.

  As compensation for its services as an Adviser, the Portfolio pays the Ad-viser an annual fee, in monthly installments, calculated by applying the an-nual rate of 0.85% to the Portfolio's average daily net assets for the month. Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees to maintain the advisory fees at 0.75% of the Portfolio's average daily net assets for the Portfolio's first twelve months of operation.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with re-spect to the Fund, the Portfolio or any class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

ADVISER'S HISTORICAL PERFORMANCE
  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by in-vesting in the Portfolio.

  Dewey Square Investors Corporation SmallCap Value Equity Composite Returns
                  (Percentage Returns Net of Management Fees)

                                             DEWEY SQUARE INVESTORS RUSSELL 2000
                CALENDAR YEARS                    CORPORATION          INDEX
                --------------               ---------------------- ------------
   1997.....................................          30.29%            22.36%
   1/1/98-10/31/98..........................         -14.09%           -12.79%
   10/1/96-10/31/98.........................
     Annualized.............................           9.82%             5.71%
     Cumulative.............................          21.56%            12.26%
   Value of $1 invested from
     10/1/96-10/31/98.......................         $ 1.21            $ 1.12

Notes:
1. The ANNUALIZED RETURN is calculated from monthly data, allowing for com-pounding. This methodology of calculating returns is different than the SEC standard, which may produce different results. Market Value of the account was the sum of the account's total assets, including cash, cash equiva-lents, short term investments, and securities valued at current market prices.
2. The RUSSELL 2000 INDEX is an unmanaged index which assumes reinvestment of dividends and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite per-formance numbers set forth above.
3. The Adviser's average annual management fee over the from October 1, 1996 through October 31, 1998 was 0.85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from 0.85% to 0.85% (85 basis points to 85 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement. CGFSC is located at 73 Tremont Street, Bos-ton, MA 02108.

  In exchange for administrative services, the Portfolio pays a four-part fee to UAMFSI as follows:

A. A 0.04% portfolio-specific fee to UAMFSI calculated from the aggregate net assets of the Portfolio.

B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.04% of their pro rata share of the combined assets of the UAM Funds.

C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

D. An annual base fee that UAMFSI pays to UAM Shareholder Servicing Center for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.

  The Portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole dis-tributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreement authorizes the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for the Portfolio. The Advisory Agreement directs the Adviser to use its best efforts to obtain the best available price and most favorable execution for all trans-actions of the Portfolio. If consistent with the interests of the Portfolio, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolio in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of the Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Directors to issue three billion shares of common stock, with an $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares without further action by shareholders. At its discretion, the Board of Directors may create additional Portfolios and classes of shares. The Board of Directors of the Fund has authorized a third class of shares, Advisor Class Shares, which is not currently being offered by this Portfolio. For in-formation about the Service Class or Advisor Class Shares of the Portfolios, contact the UAM Funds Service Center.

  The shares of the Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have non-cumulative voting rights, which means that holders of more than 50% of shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws.

CUSTODIAN
  The Chase Manhattan Bank, N.A. serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP serves as the independent accountants for the Fund.

REPORTS
  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by PricewaterhouseCoopers LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 BHM&S Total Return Bond Portfolio
 Cambia Opportunity Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 Clipper Focus Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 DSI Small Cap Value Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 Heitman Real Estate Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee Small Cap Equity Portfolio
 McKee U.S. Government Portfolio
 MJI International Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Small Cap Value Portfolio
 NWQ Special Equity Portfolio
 Pell Rudman Mid-Cap Growth Portfolio
 Rice, Hall, James Small Cap Portfolio
 Rice, Hall, James Small/Mid Cap Portfolio
 SAMI Preferred Stock Income Portfolio
 Sirach Bond Portfolio
 Sirach Equity Portfolio
 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                                     PART B

                                UAM FUNDS, INC.

--------------------------------------------------------------------------------
                         DSI SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------



      STATEMENT OF ADDITIONAL INFORMATION -- August 24, 1998, as revised
                               November 25, 1998



This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the UAM Funds" or the "Fund") for the DSI Small Cap Value Portfolio (the "Portfolio") dated August 24, 1998, as revised November 25, 1998. To obtain a Prospectus for the Portfolio, contact the UAM Funds Service Center at toll free at 1-877-UAM-LINK (826-5465).


                               TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES.........................................  2
PORTFOLIO TURNOVER.........................................................  9
PURCHASE AND REDEMPTION OF SHARES..........................................  9
VALUATION OF SHARES........................................................ 10
SHAREHOLDER SERVICES....................................................... 11
INVESTMENT LIMITATIONS..................................................... 11
INVESTMENT ADVISER......................................................... 14
PORTFOLIO TRANSACTIONS..................................................... 16
ADMINISTRATIVE SERVICES.................................................... 16
CUSTODIAN.................................................................. 18
INDEPENDENT ACCOUNTANTS.................................................... 18
DISTRIBUTOR................................................................ 18
PERFORMANCE CALCULATIONS................................................... 18
GENERAL INFORMATION........................................................ 19
FEDERAL TAXES.............................................................. 20
CODE OF ETHICS............................................................. 21

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies of the Portfolios as set forth in its Prospectus.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). A portfolio will not loan more than one-third of its assets (including the value of the collateral for the loans) at fair market value would be committed to loans. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the prospectus.

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in the short-term investment described below.


     (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio.

     Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations collateralized by funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

     The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio;

     (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P;

     (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

     (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

     (5) U.S. Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Intermediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

     (6)  Repurchase agreements collateralized by securities listed above.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for such trades.

     The Portfolio may enter in forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign contact amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts. The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting " contract with the same currency trader obligating it to purchase, on the maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply established a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts (including interest rate futures) for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CTFC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher that the exchange minimums. Generally, margin deposits are structured as percentages (e.g. 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contact remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes n the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging, as opposed to speculative, purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and also of the underlying securities.

RESTRICTIONS IN FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISKS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract . However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that he Portfolio is subject to risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit has been reached in a particular type of contract, no trade may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATEMENT ON FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

     In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities, or foreign currencies, or other related income, including gains from options, futures, and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

OPTIONS

     The Portfolio may purchase and sell put and call options on securities on futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts. (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchases, Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgement by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract or securities.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     The Portfolio writes only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Portfolio will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. the Portfolio may engage in closing transactions in order to terminate put options that it has written.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

PORTFOLIO TURNOVER

     Under normal circumstances, the maximum projected turnover rate is expected to be no more than 150%. The portfolio turnover rates described in the Prospectus are calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities. The calculation excludes all securities, including options, whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. The minimum initial investment required is $2,500 with certain exceptions as may be determined from time to time by officers of the Fund. Other Institutional Class investment minimums are: initial IRA investment, $500; initial spousal IRA investment, $250; minimum additional investment for all accounts, $100. An order received in proper form prior to the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern Time) will be executed at the price computed on the date of receipt; and an order received not in proper form or after the close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

          No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

          To protect your account, the Fund and its sub-transfer agent from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

          Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institutions is available from the Fund's transfer agent. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              VALUATION OF SHARES

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Directors determines that amortized cost reflects fair value.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Directors.

                                 SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

          Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Portfolio, which is comprised of the Fund and UAM Funds Trust. Exchange requests should be made by calling the UAM Funds Service Center at the telephone number on the cover of this Statement of Additional Information. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

          Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at the telephone number on the cover of this Statement of Additional Information.

          Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received by the close of regular trading on the Exchange (generally 4:00 p.m. ET) will be processed as of the close of business on the same day. Requests received after these times will be processed on the next business day. Neither the Fund nor its sub-transfer agent will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

          For federal income tax purposes an exchange between Portfolio's is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

          Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "PURCHASE AND REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                                 INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus of the Portfolio. A Portfolio's fundamental investment limitation cannot be changed without the approval of a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Except for the numbered investment limitations noted as fundamental below, however, the limitations described below are not fundamental, and may be changed without the consent of shareholders. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations.

     As a matter of fundamental policy, the Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers; and

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

     As a matter of non-fundamental policy, the Portfolio will not:

     (1) purchase on margin or sell short except that the Portfolio may purchase futures as described in the Prospectus and this Statement of Additional Information;

     (2) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (3) invest for the purpose of exercising control over management of any company.

                          MANAGEMENT OF THE PORTFOLIO

     The business of the Fund is managed by its governing board, which, in turn, elects officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the board. The Fund pays each board member who is not also an officer or affiliated person (independent board member) a $150 quarterly retainer fee per active portfolio per quarter and a $2,000 meeting fee. In addition, each independent board member is reimbursed for travel and other expenses incurred while attending board meetings. The $2,000 meeting fee and expense reimbursements are aggregated for all of the board members and allocated proportionately among the portfolios of the UAM Funds complex. The Fund does not pay the remaining board members, each of whom are affiliated with the Fund, for their services as board members. UAM or its affiliates or Chase Global Funds Services Company pay the Fund's officers.

     The following table lists the board members and officers of the Fund and provides information regarding their present positions, date of birth, address, principal occupations during the past five years, aggregate compensation received from the Fund and total compensation received from the UAM Funds complex.

                                                                                                             Total
                                                                                      Aggregate              Compensation
                                                                                      Compensation from      From UAM
Name, Address, DOB              Position UAM    Principal Occupations During the      Registrant as of       Funds Complex as of
                                Funds, Inc.     Past 5 years                          October 31, 1998       October 31, 1998
John T. Bennett, Jr.            Director        President of Squam Investment         $27,860                $35,000
College Road -- RFD 3                           Management Company, Inc. and
Meredith, NH 03253                              Great Island Investment Company,
1/26/29                                         Inc.; President of Bennett
                                                Management Company from 1988 to
                                                1993.
Nancy J. Dunn                   Director        Vice President for Finance and        $27,860                $35,000
10 Garden Street                                Administration and Treasurer of
Cambridge, MA 02138                             Radcliffe College since 1991.
8/14/51
William A. Humenuk              Director        Executive Vice President and          $27,860                $35,000
100 King Street West                            Chief Administrative Officer of
P.O. Box 2440, LCD-1,                           Philip Services Corp.; Director,
Hamilton  Ontario,                              Hofler Corp.; Formerly, a Partner
Canada L8N-4J6                                  in the Philadelphia office of the
4/21/42                                         law firm Dechert Price & Rhoads.

Philip D. English               Director        President and Chief Executive         $27,860                $35,000
16 West Madison Street                          Officer of Broventure Company,
Baltimore, MD 21201                             Inc.; Chairman of the Board of
8/5/48                                          Chektec Corporation and Cyber
                                                Scientific, Inc
Norton H. Reamer*               Director,       Chairman, Chief Executive Officer      0                      0
One International Place         President       and a Director of United Asset
Boston, MA 02110                and             Management Corporation; Director,
3/21/35                         Chairman        Partner or Trustee of each of the
                                                Investment Companies of the Eaton
                                                Vance Group of Mutual Funds.
Peter M. Whitman, Jr.*          Director        President and Chief Investment         0                      0
One Financial Center                            Officer of Dewey Square Investors
Boston, MA 02111                                Corporation since 1988; Director
7/1/43                                          and Chief Executive Officer of
                                                H.T. Investors, Inc., formerly a
                                                subsidiary of Dewey Square.
William H. Park                 Vice            Executive Vice President and           0                      0
One International Place         President       Chief Financial Officer of United
Boston, MA 02110                                Asset Management Corporation.
9/19/47
Gary L. French                  Treasurer       President of UAMFSI and UAMFDI,        0                      0
211 Congress Street                             formerly Vice President of
Boston, MA 02110                                Operations, Development and
7/4/51                                          Control of Fidelity Investments
                                                in 1995; Treasurer of the
                                                Fidelity Group of Mutual Funds
                                                from 1991 to 1995.

Michael E. DeFao                Secretary       Vice President and General             0                      0
211 Congress Street                             Counsel of UAMFSI and UAMFDI;
Boston, MA 02110                                Associate Attorney of Ropes &
2/28/68                                         Gray (a law firm) from 1993 to
                                                1995.
Robert R. Flaherty              Assistant       Vice President of UAMFSI;              0                      0
211 Congress Street             Treasurer       formerly Manager of Fund
Boston, MA 02110                                Administration and Compliance of
9/18/63                                         CGFSC from 1995 to 1996; Deloitte
                                                & Touche LLP from 1985 to 1995,
                                                Senior Manager.
Michael J. Leary                Assistant       Vice President of Chase Global         0                      0
73 Tremont Street               Treasurer       Funds Services Company since
Boston, MA  02108                               1993.  Manager of Audit at
11/23/65                                        Ernst & Young from 1988 to
                                                1993.
Michelle Azrialy                Assistant       Assistant Treasurer of Chase           0                      0
73 Tremont Street               Secretary       Global Funds Services Company
Boston, MA 02108                                since 1996.  Senior Public
4/12/69                                         Accountant with Price Waterhouse
                                                LLP from 1991 to 1994.

____
*These board members are "interested persons" of the Fund as that term is defined in the 1940 Act.

PRINCIPAL HOLDERS OF SECURITIES

          As of November 1, 1998, no person or organizations held of record or beneficially 5% or more of the shares of the Portfolio.

          Any persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

                                 INVESTMENT ADVISER

CONTROL OF ADVISER

          Dewey Square Investors Corporation (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients. Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

          Peter M. Whitman, Jr., a director of the Fund, is President and Chief Investment Officer of the Adviser.

SERVICE PERFORMED BY ADVISER

          Pursuant to Investment Advisory Agreement ("Agreement") between the Fund and the Adviser, the Adviser has agreed to manage the investment and reinvestment of the Portfolios' assets, to continuously review, supervise and administer the Portfolio's investment program, and to determine in its discretion the securities to be purchased or sold and the portion of such Portfolio's assets to be held uninvested.

          In the absence of (i) willful misfeasance, bad faith, or gross negligence of the part of the Adviser in the performance of its obligations and duties under the Agreement, (ii) reckless disregard by the Adviser of its obligations and duties under the Agreement, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability whatsoever to the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Agreement.

          Unless sooner terminated, the Agreement shall continue for periods of one year so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio. The Agreement may be terminated at any time by the Portfolio, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. The Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Agreement will automatically and immediately terminate in the event of its assignment.

PHILOSOPHY AND STYLE

  The Adviser's equity portfolio management approach is "value-oriented" and makes use of a proprietary screen to rank a universe of 1,000 stocks according to relative attractiveness. The Adviser's philosophy is derived from a belief that low price/earnings ration, high yield portfolios will generate superior results over time. Portfolios are built from the "bottom-up," stock-by-stock, subject to a disciplined diversification process which is intended to avoid becoming overly concentrated in any one segment of the market. The objective is to provide more consistent and less volatile performance than other typical value managers.

REPRESENTATIVE INSTITUTIONAL CLIENTS

As of the date of this SAI, the adviser's representative institutional clients included American Airlines, Raytheon Corp., Bank of Boston, and Guy Gannett Publishing.

In compiling this client list, the adviser used objective criteria such as account size, geographic location and client classification. The adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the adviser or the advisory services provided.

ADVISORY FEES

  As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee, in monthly installments, calculated by applying the annual rate of 0.85% to the Portfolio's average daily net assets for the month. As set forth in the Prospectus, the Adviser has agreed to waive a portion of its advisory fees to maintain fees at 0.75% of the Portfolio's average daily net assets for the first 12 months of operation.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.


     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Directors.

                            ADMINISTRATIVE SERVICES

ADMINISTRATOR

     Pursuant to a Fund Administration Agreement with the Fund, UAMFSI manages, administers and conducts the general business activities of the Fund. As a part of its responsibilities, UAMFSI provides and oversees the provision by various third parties of administrative, fund accounting, dividend disbursing and transfer agent services for the Fund. UAMFSI, an affiliate of UAM, has its principal office at 211 Congress Street, Boston, Massachusetts 02110.

UAMFSI will bear all expenses in connection with the performance of its services under the Fund Administration Agreement. Other expenses to be incurred in the operation of the Fund will be borne by the Fund or other parties, including:

  .  Taxes, interest, brokerage fees and commissions.
  . Salaries and fees of officers and members of the Board who are not officers, directors, shareholders or employees of an affiliate of UAM, including UAMFSI, UAMFDI or the adviser.
  .  SEC fees and state Blue-Sky fees.
  .  EDGAR filing fees.
  .  Processing services and related fees.
  .  Advisory and administration fees.
  . Charges and expenses of pricing and data services, independent public accountants and custodians.
  .  Insurance premiums including fidelity bond premiums.
  .  Outside legal expenses.
  .  Costs of maintenance of corporate existence.
  . Typesetting and printing of prospectuses for regulatory purposes and for distribution to current shareholders of the Fund.
  . Printing and production costs of shareholders' reports and corporate meetings.
  .  Cost and expenses of Fund stationery and forms.
  .  Costs of special telephone and data lines and devices.
  .  Trade association dues and expenses.
  .  Any extraordinary expenses and other customary Fund expenses.

  Unless sooner terminated, the Fund Administration Agreement shall continue in effect from year to year provided the board specifically approves such continuance at least annually. The Board or UAMFSI may terminate the Fund Administration Agreement, without penalty, on not less than ninety (90) days' written notice. The Fund Administration Agreement shall automatically terminate upon its assignment by UAMFSI without the prior written consent of the Fund.

  UAMFSI will from time to time employ or associate with such person or persons as may be fit to assist them in the performance of the Fund Administration Agreement. Such person or persons may be officers and employees who are employed by both UAMFSI and the Fund. UAMFSI will pay such person or persons for such employment. The Fund will not incur any obligations with respect to such persons.

SUB-ADMINISTRATOR

     UAMFSI has subcontracted some of the its administrative and fund accounting services to CGFSC, an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

SUB-TRANSFER AGENT AND SUB-SHAREHOLDER SERVICING AGENT

     UAMFSI has subcontracted its transfer agent and dividend-disbursing agent services to DST Systems, Inc. under an Agency Agreement between UAMFSI and DST Systems Inc. DST Systems, Inc., is located at P.O. Box 419534, Kansas City, Missouri 64141-6534.

     UAMSSC serves as sub-shareholder servicing agent for the Fund under an agreement between UAMSSC and UAMFSI. The principal place of business of UAMSSC is 825 Duportail Road, Wayne, Pennsylvania 19087.

ADMINISTRATIVE FEES

In exchange for administrative services, each portfolio pays a four-part fee to UAMFSI as follows:

A. A portfolio specific fee to UAMFSI calculated from the aggregate net assets of each portfolio at the following rates:


                                                        Annual Rate
DSI Small Cap Value Portfolio                           0.04%



B. An annual base fee that UAMFSI pays to CGFSC for its sub-administration and other services calculated at the annual rate of $52,500 for the first operational class; $7,500 for each additional operational class; and 0.04% of their pro rata share of the combined assets of the UAM Funds.

C. An annual base fee that UAMFSI pays to DST Systems, Inc. for its services as transfer agent and dividend-disbursing agent equal to $10,500 for the first operational class and $10,500 for each additional class.

D. An annual base fee that UAMFSI pays to UAMSSC for its services as sub-shareholder-servicing agent equal to $7,500 for the first operational class and $2,500 for each additional class.


     Each portfolio also pays certain account and transaction fees and out-of-pocket expenses that may be based on the number of open and closed accounts, the type of account or the services provided to the account.

ADDITIONAL NON-12B-1 SHAREHOLDER SERVICING ARRANGEMENTS

     In addition to payments by the Fund under the Plans, UAM and any of its affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a portfolio or any class of shares of a portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers. The adviser may also compensate its affiliated companies for referring investors to the portfolios.

                                   CUSTODIAN

     The Chase Manhattan Bank, 3 Chase MetroTech Center, Brooklyn, New York 11245, provides for the custody of the Fund's assets pursuant to the terms of a custodian agreement with the Fund.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants for the Fund.

                                  DISTRIBUTOR

     UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, serves as the Funds distributor. Shares of the Fund are offered continuously. While the Distributor will use its best efforts to sell shares of the Fund, it is not obligated to sell any particular amount of shares.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total return for the Portfolio is calculated according to the following formula:

          P (1 + T)n = ERV

where:

          P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

YIELD

     Current yield reflects the income per share earned by the Portfolio's investments.

     Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

     Yield for a Portfolio is calculated according to the following formula:

     Yield = 2((a-b)/(cd)+1)6-1

     where:

     a = dividends and interest earned during the period

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive income distributions

     d = the maximum offering price per share on the last day of the period.

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corporation on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to UAM Funds, Inc. The Fund's principal executive office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at the UAM Funds Service Center, PO Box 419081, Kansas City, MO 64141-6081. The Fund's Articles of Incorporation, as amended, authorize the Directors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series (Portfolios) or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders. The Board of Directors has classified an additional class of shares in the Portfolio, known as Advisor Shares. As of the date of this Statement of Additional Information, no Advisor shares of this Portfolio have been offered by the Fund.

  Each class of shares of the Portfolio of the Fund, when issued and paid for as provided for in the Prospectus, will be fully paid and nonassessable, have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund. Each class of shares represents interests in the same assets of the Portfolio and are identical in all respects.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

FEDERAL TAXES

  In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised as to the nature of the payments.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

                                  APPENDIX A
                     DESCRIPTION OF SECURITIES AND RATINGS


                        Moody's Investors Service, Inc.
                        -------------------------------

Preferred Stock Ratings:


   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stock.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long periods of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Debt Ratings - Taxable Debt & Deposits Globally:

 Aaa
                             Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

 Caa                         Bonds which are rated Caa are of poor standing.
                             Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

 Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 Short-Term Prime Rating System - Taxable Debt & Deposits Globally

 Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

 Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                          .   High rates of return on funds employed.
                          .   Conservative capitalization structure with
                              moderate reliance on debt and ample asset protection.
                          .   Broad leading market positions in well-established
                              industries.
                          .   margins in earnings coverage of fixed financial
                              charges and high internal cash generation.
                          .   Well-established access to a range of financial
                              markets and assured sources of alternate liquidity.

   Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Not Prime                 Issuers rated Not Prime do not fall within any of
                             the Prime rating categories.

                      Standard & Poor's Ratings Services:
                      -----------------------------------

Preferred Stock Ratings:

   AAA
                             This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

   AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

   A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.